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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                  _________________________________________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                  _________________________________________

                                  AZURIX CORP.
             (Exact name of registrant as specified in its charter)

                     DELAWARE                                          76-0589114
     (State of incorporation or organization)                        (I.R.S. Employer
                                                                    Identification No.)

          333 CLAY STREET, SUITE 1000
                 HOUSTON, TEXAS                                        77002-7361
     (Address of principal executive offices)                          (Zip Code)

                  _________________________________________

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-74379 (if applicable)

                          Securities to be registered
                     pursuant to Section 12(b) of the Act:

         Title of each class to be so registered            Name of each exchange on which each class
         ---------------------------------------            is to be registered
                                                            -------------------
         Common Stock, par value $.01 per share             New York Stock Exchange

                          Securities to be registered
                     pursuant to Section 12(g) of the Act:

                                      None
                                (Title of Class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Registrant's Common Stock, par value $.01 per share, will be set forth under the caption "Description of Capital Stock" in the prospectus to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which prospectus will constitute a part of the Registrant's Registration Statement on Form S-1 (Registration No. 333-74379), initially filed with the Securities and Exchange Commission on March 15, 1999. Such prospectus, in the form in which it is so filed, shall be deemed to be incorporated herein by reference.

ITEM 2.   EXHIBITS.

         Not applicable.


                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        AZURIX CORP.



                                        By /s/ REBECCA P. MARK
                                           -------------------------------------
                                        Name:  Rebecca P. Mark
                                        Title: Chairman of the Board
                                               and Chief Executive Officer


Date: June 3, 1999




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